UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2014

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Reservoir Corporate Centre

4 Research Drive, Suite 402

Shelton, CT 06484

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 242-3076

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01     Entry into a Material Definitive Agreement

Private Placement Offering

On January 13, 2014, Nxt-ID, Inc. (the “Company”) completed a “best efforts” private offering of $1,000,000 (the “Offering”) with a group of accredited investors (the “Purchasers”) and the Company exercised the oversubscription amount allowed in the Offering of $350,000, for total gross proceeds to the Company of $1,350,000 before deducting placement agent fees and other expenses. Pursuant to a securities purchase agreement with the Purchasers (the “Purchase Agreement”), the Company issued to the Purchasers (i) 415,387 shares (the “Shares”) of the Company’s common stock, par value, $0.0001 (the “Common Stock”) and (ii) warrants (the “Warrants”) to purchase shares (the “Warrant Shares” and together with the Shares and the Warrants, the “Securities”) of our Common Stock at an exercise price of $3.25 per share.

Pursuant to the Purchase Agreement, the Company’s founders who are members of management (the “Founders”) agreed to cancel a corresponding number of shares to those Shares issued in the Offering and place in escrow a corresponding number of shares to be cancelled for each Warrant Share issued. The Founders took these actions as a sign of support for the Company’s continued business activities going forward. As a result of these actions there is no net increase in the company’s issued share capital as a result of the Offering.

Warrants

The Warrants are exercisable for an aggregate of 1,350,000 shares of the Company’s Common Stock. The Warrants are exercisable for a period of five years from the original issue date. The exercise price with respect to the Warrants is $3.25 per share. The exercise price for the Warrants is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

Registration Rights Agreement

In connection with the sale of the Shares and Warrants, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to register the Shares and the shares of our Common Stock underlying the Warrants (the “Registrable Securities”) on a Form S-1 registration statement (the “Registration Statement”) to be filed with the SEC on the earlier of February 21, 2014 or within 3 business days following the filing of our Annual Report on Form 10-K for the year ended December 31, 2013 (the “Filing Date”) and to cause the Registration Statement to be declared effective under the Securities Act within 90 days following the Filing Date (the “Required Filing Date”).

If the Registration Statement is not filed by the Filing Date or declared effective by the Required Effective Date, the Company is required to pay partial liquidated damages to each Purchaser in the amount equal to 2% for the purchase price paid for the Shares and Warrants then owned by such Purchaser for each 30-day period for which the Company is non-compliant.

The foregoing descriptions of the terms of the Purchase Agreement, the form of Warrant and the Registration Rights Agreement are qualified in their entirety by reference to the provisions of the agreements filed as Exhibits 10.1, 4.1 and 10.2 respectively, to this Current Report on Form 8-K (this “Report”), which are incorporated by reference herein.

Item 3.02     Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale and the issuance of the Securities were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  We made this determination based on the representations of each Purchaser which included, in pertinent part, that each such Purchaser was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D or (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and upon such further representations from each Purchaser that (i) such Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

2

On January 13, 2014, we issued a warrant to acquire an aggregate of 41,539 shares of our common stock (the “Agent Warrant”) to the placement agent and its sub-agents, or their respective designees, in the Offering. The Agent Warrant is exercisable for a period of five years from the original issuance date with an exercise price of $3.25 per share. The exercise price of the Agent Warrant is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

The foregoing descriptions of the terms of the form of Agent Warrant is qualified in its entirety by reference to the provisions of the Agent Warrant filed as Exhibit 4.2 to this Report, which is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Form of Warrant

4.2	Form of Agent Warrant

10.1	Form of Securities Purchase Agreement

10.2	Form of Registration Rights Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2014		NXT-ID, INC.

	By:	/s/ Gino M. Pereira
Name: Gino M. Pereira Title: Chief Executive Officer

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